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                              Exhibit (10)-37
                              Unicom Corporation and Commonwealth Edison Company Form 10-K File Nos. 1-11375 and 1-1839

                              UNICOM CORPORATION
                             STOCK AWARD AGREEMENT


Unicom Corporation, an Illinois corporation (the "Company"), hereby grants _______________, (the "Holder") as of _________________, (the "Grant Date"),
pursuant to the provisions of the Unicom Corporation Long-Term Incentive Plan (the "Plan"), a stock award (the "Award") of ______________ (___,000) shares of the Company's Common Stock, without par value ("Common Stock"), upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

1.   Award Subject to Acceptance of Agreement.
     ----------------------------------------

The Award shall be subject to all the terms of this Agreement and the Plan.

2.   Rights as a Stockholder; Dividend Equivalents.
     ---------------------------------------------

The Holder shall not be entitled to any privileges of ownership with respect to the shares of Common Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Section 3 hereof and the Holder becomes a stockholder of record with respect to such shares. The Company shall pay to the Holder a cash payment equal to the amount of any dividends he would have received had the shares of Common Stock covered by this Award been issued to him on the date hereof and such payment shall be made when and as dividends are paid on outstanding shares of Common Stock until such shares either vest or are forfeited, as provided in Section 3.

3.   Restriction Period and Vesting.
     ------------------------------

     (a) The Award shall vest with respect to ___(fill in #)______ shares of Common Stock on __(each)______ the ___(specify anniversary cycle(s))_____ and ____(specify anniversary cycle(s))____ anniversaries hereof, or earlier pursuant to Sections 3(b) and 3(c) hereof (the "Restriction Period").

     (b) If (i) the Holder's employment by the Company or its successors terminates by reason of Disability or death or (ii) a Change in Control shall have occurred, the Award shall become fully vested as of the date of such Disability or death, or the effective date of such Change in Control, as the case may be.

     (c) If (i) the Holder's employment is terminated by the Company or its successors for any reason other than a reason described in Section 3(d), or (ii) the Holder resigns because the Company or its successors
          (A) fails to pay to the Holder his salary when due, (B) reduces Holder's pay (salary and/or incentives) and benefits, or (C) materially changes the duties of Holder's position with the Company, the Award shall become fully vested as of the effective date of such termination of employment or resignation, as applicable.

     (d) If the Holder's employment by the Company terminates on account of fraud or willful misconduct, or other than as described in Sections 3(b) or 3(c), the portion of the Award that is not vested as of the effective date of such termination of employment shall be forfeited by the Holder, and such portion shall be canceled by the Company.

4.   Termination of Award.
     --------------------
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In the event that the Holder shall forfeit all or a portion of the shares of
Common Stock subject to the Award, this Award shall terminate. The Holder shall, upon the Company's request, promptly return this Agreement to the Company for cancellation. Such cancellation shall be effective regardless of whether the Holder returns this Agreement.

5.   Additional Terms and Conditions of Award.
     ----------------------------------------

     5.1. Nontransferability of Award.
          ---------------------------

     During the Restriction Period, this Award may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution. Upon any attempt to so sell, transfer, assign, pledge, hypothecate or encumber, or otherwise dispose of this Award or any shares subject hereto that have not been issued pursuant to Section 5.5 shall immediately become null and void.

     5.2. Withholding Taxes.
          -----------------

          (a) As a condition precedent to the delivery to the Holder of any shares of Common Stock subject to the Award, the Holder shall, upon request by the Company, pay to the Company (or shall cause a broker-dealer on behalf of the Holder to pay to the Company) such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to the Award. If the Holder shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Holder.

          (b) The Holder may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company pursuant to Section 5.2(a), (2) delivery to the Company of previously owned whole shares of Common Stock (which the Holder has held for at least six months prior to the delivery of such shares or which the Holder purchased on the open market and for which the Holder has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date the obligation to withhold or pay taxes first arises in connection with the Award (the "Tax Date"), equal to the Required Tax Payments,
          (3) authorizing the Company to withhold from the shares of Common Stock otherwise to be delivered to the Holder pursuant to the Award, a number of whole shares of Common Stock having a Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) a cash payment by a broker-dealer acceptable to the Company through whom the Holder has sold the shares with respect to which the Required Tax Payments have arisen or (5) any combination of (1), (2) and (3). The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Shares of Common Stock to be delivered or withheld may have a Fair Market Value in excess of the minimum amount of the Required Tax Payments, but not in excess of the amount determined by applying the Holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Holder. No certificate representing a share of Common Stock shall be delivered until the Required Tax Payments have been satisfied in full.

     5.3. Adjustment.
          ----------

     In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in
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     capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities subject to the Award shall be appropriately adjusted by the Committee. If any adjustment would result in a fractional security being subject to the Award, the Company shall pay the Holder, in connection with the vesting, if any, of such fractional security, an amount in cash determined by multiplying (i) such fraction (rounded to the nearest hundredth) by (ii) the Fair Market Value on the vesting date. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     5.4. Compliance with Applicable Law.
          ------------------------------

     The Award is subject to the condition that if the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Common Stock subject to the Award shall not vest or be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

     5.5. Delivery of Certificates.
          ------------------------

     Subject to Section 5.2, as soon as practicable after the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates issued in the Holder's name representing the number of vested shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 5.2.

     5.6. Award Confers No Rights to Continued Employment.
          -----------------------------------------------

     In no event shall the granting of the Award or its acceptance by the Holder give or be deemed to give the Holder any right to continued employment by the Company or any affiliate of the Company.

     5.7. Decisions of Committee.
          ----------------------

     The Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

     5.8. Company to Reserve Shares.
          -------------------------

     The Company shall at all times prior to the cancellation of the Award reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of unvested shares subject to the Award from time to time.

     5.9. Agreement Subject to the Plan.
          -----------------------------

     This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Holder hereby acknowledges receipt of a copy of the Plan.
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6.   Miscellaneous Provisions.
     ------------------------

     6.1. Meaning of Certain Terms.
          ------------------------

     As used herein, the following terms shall have the respective meanings set forth below:

     "Change in Control" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i),
          (ii) and (iii) of subsection (3) of this Section 4(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20% or more of the Outstanding Company Common Stock or 20% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

          (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding
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          securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 20% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     "Disability" shall have the meaning specified in any long-term disability plan or arrangement maintained by the Company or an affiliate under which the Holder is covered or, if no such plan or arrangement is then in effect, as determined by the Committee.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means the closing transaction price of a share of Common Stock, as reported on the New York Stock Exchange Composite Transactions on the date in question or, if there shall be no reported transaction for such date, on the next preceding date for which a transaction was reported.

     "vest" shall mean no longer subject to forfeiture.

     As used herein, employment by the Company shall include employment by a corporation which is a "subsidiary corporation" of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

     6.2. Successors.
          ----------

     This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Holder, acquire any rights hereunder in accordance with this Agreement or the Plan.

     6.3. Notices.
          -------

     All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Unicom Corporation, 10 South Dearborn Street -- 37th Floor, Chicago, Illinois 60603, Attention:
     Secretary, and if to the Holder, ____________________________________. All
     notices, requests or other communications provided for in this Agreement shall be made in writing (a) by personal delivery to the party entitled thereto, (b) by facsimile transmission with confirmation of receipt, (c) by
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     mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission, or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     6.4. Governing Law.
          -------------

     This Agreement, the Award and all determinations made and actions taken pursuant hereto and thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to conflicts of laws principles.

     6.5. Counterparts.
          ------------

     This Agreement may be executed in two or more counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.


                                       UNICOM CORPORATION


                                       By:
                                           -------------------------
                                           David A. Scholz
                                           Secretary